Exhibit 10.45

Dated 3 June 2016

US$52,704,790

US$52,704,790 outstanding

AMENDMENT NO. 1 TO TERM LOAN FACILITY

PREMIER MARINE CO.

GLADIATOR SHIPPING CO.

GUARDIAN SHIPPING CO.

as joint and several borrowers

and

seanergy maritime holdings corp.

as Guarantor

and

unicredit bank ag

as Lender

SUPPLEMENTAL AGREEMENT

to a facility agreement dated 11 September 2015

relating to the part financing of the acquisition cost of m.vs

"PREMIERSHIP", "GLADIATORSHIP" and "GUARDIANSHIP"

Index

Clause		Page
2	Definitions and Interpretation	2
3	Agreement of the Lender	2
4	Conditions Precedent	3
5	Representations	3
6	Amendments to Facility Agreement and other Finance Documents	3
7	Further Assurance	5
8	Costs and Expenses	5
9	Notices	5
10	Counterparts	5
11	Governing Law	5
12	Enforcement	5

Schedules

Schedule 1 Conditions Precedent		7

Execution

Execution Pages		8

THIS AGREEMENT is made on 3 June 2016

PARTIES

(1)	PREMIER MARINE CO., a corporation incorporated in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, the Marshall Islands as a borrower ("Borrower A");

(2)	GLADIATOR SHIPPING CO., a corporation incorporated in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, the Marshall Islands as a borrower ("Borrower B");

(3)	GUARDIAN SHIPPING CO., a corporation incorporated in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, the Marshall Islands as a borrower ("Borrower C" and together with Borrower A and Borrower B, the "Borrowers");

(4)	SEANERGY MARITIME HOLDINGS CORP., a corporation incorporated in the Republic of the Marshall Islands whose registered office is at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, MH96960, the Marshall Islands as guarantor (the "Guarantor"); and

(5)	UNICREDIT BANK AG as lender (the "Lender").

BACKGROUND

(A)	By the Facility Agreement, the Lender agreed to make available to the Borrowers a facility of (originally) up to US$52,704,790, of which US$52,704,790 is outstanding at the date of this Agreement.

(B)	The Obligors have requested that the Lender gives its consent to:

(i)	reduce the minimum beneficial ownership of the Disclosed Person in the Guarantor from 40 per cent. to 30 per cent.;

(ii)	delay, by 6 months (from 1 January 2017 to 1 July 2017), the date on which clause 21.3 (Borrowers’ Minimum Liquidity) of the Facility Agreement shall take effect;

(iii)	delay, from 11 September 2016 to 30 June 2017, the application of the security cover provisions in clause 21.1 (Minimum required security cover) of the Facility Agreement; and

(iv)	amend the manner in which interest accrues pursuant to clause 8.2 (Payment of Interest) of the Facility Agreement with part of the interest being paid by cash and the balance by way of payment in kind, together, (the "Request").

(C)	This Agreement sets out the terms and conditions on which the Lender agrees, with effect on and from the Effective Date, at the request of the Obligors, to the Request and to the consequential amendments of the Facility Agreement and the other Finance Documents in connection with those matters.

OPERATIVE PROVISIONS

2	Definitions and Interpretation

2.1	Definitions

In this Agreement:

"Effective Date" means the date on which the conditions precedent in Clause 4 (Conditions Precedent) are satisfied.

"Facility Agreement" means the facility agreement dated 11 September 2015 and made between (i) the Borrowers as joint and several borrowers, (ii) the Guarantor as guarantor and (iii) the Lender as lender.

"Mortgage" means the first preferred Marshall Islands mortgage over the motor vessel "GUARDIANSHIP" dated 21 October 2015 and executed by Borrower C in favour of the Lender.

"Mortgage Addendum" means the addendum to the Mortgage made or to be made between Borrower C and the Lender in the agreed form.

"Party" means a party to this Agreement.

2.2	Defined expressions

Defined expressions in the Facility Agreement shall have the same meanings when used in this Agreement unless the context otherwise requires or unless otherwise defined in this Agreement.

2.3	Application of construction and interpretation provisions of Facility Agreement

Clause 1.2 (construction) of the Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

2.4	Designation as a Finance Document

The Obligors and the Lender designate this Agreement as a Finance Document.

2.5	Third party rights

Unless provided to the contrary in a Finance Document, a person who is not a Party has no right under the Third Parties Act to enforce or to enjoy the benefit of any term of this Agreement.

3	Agreement of the Lender

3.1	Agreement of the Lender

The Lender agrees, subject to and upon the terms and conditions of this Agreement, to:

(a)	the Request; and

(b)	the consequential amendments to the Facility Agreement and the other Finance Documents.

3.2	Effective Date

The agreement of the Lender contained in Clauses 3.1 (Agreement of the Lender) shall have effect on and from the Effective Date.

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4	Conditions Precedent

The agreement of the Lender contained in Clause 3.1 (Agreement of the Lender) is subject to:

(a)	no continuing Event of Default (other than any Event of Default arising out of clause 21.1 (c) of the Facility Agreement, in respect of which all rights of the Lender are fully reserved) on the date of this Agreement and the Effective Date or resulting from the occurrence of the Effective Date;

(b)	the Repeating Representations to be made by each Obligor being true on the date of this Agreement and the Effective Date;

(c)	the Lender having received evidence satisfactory to it that (i) the Disclosed Person is the ultimate beneficial owner of not less than 30 per cent. of (A) the issued shares in the Guarantor and the voting rights attached to such shares and (B) the voting rights attached to any of the issued shares in the Guarantor which are not owned by the Disclosed Person and (ii) no other person or company is the ultimate beneficial owner (either directly or indirectly) of a higher percentage of (A) issued shares in the Guarantor and the voting rights attached to such shares and/or (B) the voting rights in the issued shares of the Guarantor, from that held by the Disclosed Person; and

(d)	the Lender having received all of the documents and other evidence listed in Schedule 1 (Conditions Precedent) in form and substance satisfactory to the Lender on or before 13 June 2016 or such later date as the Lender may agree with the Borrowers.

5	Representations

5.1	Facility Agreement representations

Each Obligor that is a party to the Facility Agreement makes the representations and warranties set out in clause 19 (Representations) of the Facility Agreement, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement and, where appropriate, the Mortgage Addendum, by reference to the circumstances then existing on the date of this Agreement and on the Effective Date.

5.2	Finance Document representations

Each Obligor makes the representations and warranties set out in the Finance Documents (other than the Facility Agreement) to which it is a party, as amended and supplemented by this Agreement and updated with appropriate modifications to refer to this Agreement and, where appropriate, the Mortgage Addendum, by reference to the circumstances then existing on the date of this Agreement and on the Effective Date.

6	Amendments to Facility Agreement and other Finance Documents

6.1	Specific amendments to the Facility Agreement

With effect on and from the Effective Date the Facility Agreement shall be, and shall be deemed by this Agreement to have been, amended as follows:

(a)	Underneath the heading “Operative provisions”, the words “It is agreed as follows:” shall be inserted.

(b)	by deleting each reference to "40 per cent." in the definitions of "Disclosed Person" and “Change of Ownership” in clauses 1.1 and 7.5(b) of the Facility Agreement respectively as well as in clause 19.32 of the Facility Agreement and replacing it with "30 per cent.";

(c)	by adding at the end of paragraph (a) of clause 8.2 of the Facility Agreement the following wording:

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"Provided however that, between 13 June 2016 and 30 June 2017:

(i)	an amount equal to 3/8ths of that part of the accrued interest constituted by the then Applicable Margin as at each Interest Payment Date shall be capitalised and added to the outstanding principal amount of the Loan and any such accrued interest shall, after being so capitalised, (a) be treated as part of the principal amount of the Loan, (b) bear interest in accordance with Clause 8.1 and (c) be repaid in full by no later than 30 June 2017; and

(ii)	an amount equal to 5/8ths of that part of the accrued interest constituted by the then Applicable Margin as at each Interest Payment Date shall be paid to the Lender on such Interest Payment Date. ";

(d)	by adding after the word "interest" in the first line of paragraph (b) of clause 8.2 of the Facility Agreement the following wording:

"(or, as the case may be, capitalise part thereof pursuant to paragraph (a)(i) above),";

(a)	by deleting the reference to "1 January 2017" in clause 21.3 of the Facility Agreement and replacing it with "1 July 2017";

(b)	by deleting paragraph (a) of clause 25.1 of the Facility Agreement in its entirety and replacing it with the following new paragraph:

"(a) at any time during the period commencing on 30 June 2017 and ending on the second anniversary of the first Utilisation Date, that the Security Cover Ratio is below 100 per cent; and";

(c)	the definition of, and references throughout to, each Finance Document shall be construed as if the same referred to that Finance Document as amended and supplemented by this Agreement; and

(d)	by construing references throughout to "this Agreement" and other like expressions as if the same referred to the Facility Agreement as amended and supplemented by this Agreement.

6.2	Amendments to Finance Documents

With effect on and from the Effective Date each of the Finance Documents other than the Facility Agreement and the Mortgage which is amended and supplemented by the Mortgage Addendum, shall be, and shall be deemed by this Agreement to have been, amended as follows:

(a)	the definition of, and references throughout each of the Finance Documents to, the Facility Agreement and any of the other Finance Documents shall be construed as if the same referred to the Facility Agreement and those Finance Documents as amended and supplemented by this Agreement;

(b)	the definition of, and references throughout each of the Finance Documents to, the Mortgage shall be construed as if the same referred to the Mortgage as amended and supplemented by the Mortgage Addendum; and

(c)	by construing references throughout each of the Finance Documents to "this Agreement", "this Deed" and other like expressions as if the same referred to such Finance Documents as amended and supplemented by this Agreement.

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6.3	Finance Documents to remain in full force and effect

The Finance Documents shall remain in full force and effect as amended and supplemented by:

(a)	the amendments to the Finance Documents contained or referred to in Clause 6.1 (Specific amendments to the Facility Agreement) and Clause 6.2 (Amendments to Finance Documents) and the Mortgage Addendum; and

(b)	such further or consequential modifications as may be necessary to give full effect to the terms of this Agreement.

7	Further Assurance

7.1	Clause 22.25 (Further assurance) of the Facility Agreement applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

8	Costs and Expenses

Clause 16.2 (amendment costs) of the Facility Agreement, as amended and supplemented by this Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

9	Notices

Clause 33 (notices) of the Facility Agreement, as amended and supplemented by this Agreement, applies to this Agreement as if it were expressly incorporated in it with any necessary modifications.

10	Counterparts

This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy of this Agreement.

11	Governing Law

This Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

12	Enforcement

12.1	Jurisdiction

(a)	The courts of England have exclusive jurisdiction to settle any dispute arising out of or in connection with this Agreement (including a dispute regarding the existence, validity or termination of this Agreement or any non-contractual obligation arising out of or in connection with this Agreement) (a "Dispute").

(b)	The Obligors accept that the courts of England are the most appropriate and convenient courts to settle Disputes and accordingly no Obligor will argue to the contrary.

(c)	This Clause 12.1 (Jurisdiction) is for the benefit of the Lender only. As a result, the Lender shall not be prevented from taking proceedings relating to a Dispute in any other courts with jurisdiction. To the extent allowed by law, the Lender may take concurrent proceedings in any number of jurisdictions.

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12.2	Service of process

(a)	Without prejudice to any other mode of service allowed under any relevant law, each Obligor:

(i)	irrevocably appoints Messrs. E.J.C Album Solicitors, presently of Landmark House, 190 Willifield Way, London, NW11 GY1, England (Attention of Mr. Eduard Album Fax +44 (0) 20 8457 5558, e-mail: ejca@mitgr.com) as its agent for service of process in relation to any proceedings before the English courts in connection with any Finance Document; and

(ii)	agrees that failure by a process agent to notify the relevant Obligor of the process will not invalidate the proceedings concerned.

(b)	If any person appointed as an agent for service of process is unable for any reason to act as agent for service of process, the Borrowers (on behalf of all the Obligors) must immediately (and in any event within 14 days of such event taking place) appoint another agent on terms acceptable to the Lender. Failing this, the Lender may appoint another agent for this purpose.

This Agreement has been entered into on the date stated at the beginning of this Agreement.

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Schedule 1

Conditions Precedent

1	Obligors

Documents of the kind specified in Schedule 2 Part A paragraphs 1.1, 1.2, 1.3 and 1.6 of the Facility Agreement.

2	Security

2.1	A duly executed original of the Mortgage Addendum together with documentary evidence that the Mortgage Addendum has been duly registered as a valid addendum to the Mortgage in accordance with the laws of the jurisdiction of the Approved Flag.

2.2	A duly executed original of this Agreement.

3	Legal opinions

3.1	A legal opinion of Watson Farley & Williams, legal advisers to the Lender in England, substantially in the form distributed to the Lender before signing this Agreement.

3.2	If an Obligor is incorporated in a jurisdiction other than England and Wales, a legal opinion of the legal advisers to the Lender in the relevant jurisdiction, substantially in the form distributed to the Lender before signing this Agreement.

3.3	Legal opinions of the legal advisers to the Lender in the jurisdiction of the Approved Flag of the Ship and such other relevant jurisdictions as the Lender may require.

4	Other documents and evidence

4.1	A copy of any other Authorisation or other document, opinion or assurance which the Lender considers to be necessary or desirable (if it has notified the Borrowers accordingly) in connection with the entry into and performance of the transactions contemplated by this Agreement and the Mortgage Addendum or for the validity and enforceability of any Finance Document as amended and supplemented by this Agreement or by the Mortgage Addendum.

4.2	Evidence to the Lender’s satisfaction that the costs and expenses then due from the Borrowers pursuant to Clause 8 (Costs and Expenses) have been paid.

4.3	Evidence that the agent referred to in Clause 12.2 has accepted its appointment as agent for the service of process under this Agreement.

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Execution Pages

BORROWERS

SIGNED by Theodora Mitropetrou	)
duly authorised attorney-in-fact	)	/s/ Theodora Mitropetrou
for and on behalf of	)
PREMIER MARINE CO.	)
in the presence of:	)
Andreas Giakoumelos	)
Attorney-at-Law	)
Watson Farley & Williams	)
348 Syngrou Avenue	)	/s/ Andreas Giakoumelos
176 74 Kallithea	)
Athens, Greece	)

SIGNED by Theodora Mitropetrou	)
duly authorised attorney-in-fact	)
for and on behalf of	)	/s/ Theodora Mitropetrou
GLADIATOR SHIPPING CO.	)
in the presence of:	)
Andreas Giakoumelos	)
Attorney-at-Law	)
Watson Farley & Williams	)
348 Syngrou Avenue	)	/s/ Andreas Giakoumelos
176 74 Kallithea	)
Athens, Greece	)

SIGNED by Theodora Mitropetrou	)
duly authorised attorney-in-fact	)
for and on behalf of	)	/s/ Theodora Mitropetrou
GUARDIAN SHIPPING CO.	)
in the presence of:	)
Andreas Giakoumelos	)
Attorney-at-Law	)
Watson Farley & Williams	)
348 Syngrou Avenue	)	/s/ Andreas Giakoumelos
176 74 Kallithea	)
Athens, Greece	)

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GUARANTOR

SIGNED by Theodora Mitropetrou	)
duly authorised attorney-in-fact	)	/s/ Theodora Mitropetrou
for and on behalf of	)
SEANERGY MARITIME HOLDINGS	)
CORP.	)

Andreas Giakoumelos	)
Attorney-at-Law	)
Watson Farley & Williams	)
348 Syngrou Avenue	)	/s/ Andreas Giakoumelos
176 74 Kallithea	)
Athens, Greece	)

LENDER

SIGNED by Anastasia Kerpinioti
and Nikolaos Tzoumakas	)
duly authorised attorneys-in-fact	)	/s/ Nikolaos Tzoumakas
for and on behalf of	)
UNICREDIT BANK AG	)
in the presence of:	)
Andreas Giakoumelos	)
Attorney-at-Law	)
Watson Farley & Williams	)
348 Syngrou Avenue	)	/s/ Andreas Giakoumelos
176 74 Kallithea	)
Athens, Greece	)

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